                                THIRD AMENDMENT
                                ---------------


     THIS THIRD AMENDMENT dated as of December 15, 1999 (this "Amendment") amends the Credit Agreement dated as of September 29, 1998 (as previously amended, the "Credit Agreement") among United Rentals (North America), Inc. (the "Company"), United Rentals, Inc. ("Parent"), United Rentals of Canada, Inc., various financial institutions, Bank of America Canada, as Canadian Agent, and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as U.S. Agent. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

     WHEREAS, the parties hereto desire to increase the availability of Letters of Credit under the Credit Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1  Amendments.  Effective on (and subject to the occurrence of) the
                ----------
Amendment Effective Date (as defined below), Section 2.1.4 of the Credit Agreement shall be amended by deleting the reference to "U.S. $25,000,000" therein and substituting "U.S. $50,000,000" therefor.

     SECTION 2  Representations and Warranties.  Parent and the Company
                ------------------------------
represent and warrant to the Agents and the Banks that (a) each of the representations and warranties made by Parent and the Company in Section 9 (excluding Section 9.8) of the Credit Agreement, as amended hereby (as so amended, the "Amended Agreement"), is true and correct as of the date hereof, with the same effect as if made on such date, and (b) no Event of Default or Unmatured Event of Default has occurred or is continuing.

     SECTION 3  Effectiveness.  The amendment set forth in Section 1 above shall
                -------------                              ---------
become effective on the date (the "Amendment Effective Date") when the U.S. Agent shall have received counterparts hereof executed by the Company, Parent, the Required Banks and the U.S. Agent.

     SECTION 4  Miscellaneous.
                -------------

     4.1  Continuing Effectiveness, etc. As herein amended, the Credit Agreement
          ------------------------------
shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Credit Agreement and the other Loan Documents to the "Credit Agreement" or similar terms shall refer to the Amended Agreement.

     4.2  Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same agreement.

     4.3  Expenses.  The Company agrees to pay all reasonable expenses of the
          --------
U.S. Agent, including reasonable fees and charges of counsel for the U.S. Agent, in connection with the preparation, execution and delivery of this Amendment.

     4.4  Governing Law.  This Amendment shall be construed in accordance with
          -------------
and governed by the substantive laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

     4.5  Successors and Assigns.  This Amendment shall be binding upon Parent,
          ----------------------
the Company, the Banks and the Agents and their respective successors and assigns, and shall inure to the benefit of Parent, the Company, the Banks and the Agents and the respective successors and assigns of the Banks and the Agents.

   Delivered at Chicago, Illinois, as of the day and year first above written.

                             UNITED RENTALS, INC.


                             By___________________________________________
                               Chief Financial Officer


                             UNITED RENTALS (NORTH AMERICA),
                             INC.


                             By___________________________________________
                               Chief Financial Officer


                             BANK OF AMERICA N.A., as U.S. Agent


                             By___________________________________________
                             Title________________________________________


                             BANK OF AMERICA N.A., as a U.S. Bank, as Issuing Bank and as Swing Line Bank


                             By___________________________________________
                             Title________________________________________


                             BANK OF AUSTRIA CREDITANSTALT


                             By___________________________________________
                             Title________________________________________

                             THE BANK OF NEW YORK, as a U.S. Bank


                             By___________________________________________
                             Title________________________________________


                             CREDIT LYONNAIS NEW YORK BRANCH, as a U.S. Bank


                             By___________________________________________
                             Title________________________________________


                             DEUTSCHE BANK AG, New York Branch and/or Cayman Islands Branch, as a U.S. Bank


                             By___________________________________________
                             Title________________________________________


                             By___________________________________________
                             Title________________________________________


                             ALLFIRST BANK, as a U.S. Bank


                             By___________________________________________
                             Title________________________________________


                             SUMMIT BANK, as a U.S. Bank


                             By___________________________________________
                             Title________________________________________

                             NATIONAL CITY BANK, as a U.S. Bank


                             By___________________________________________
                             Title________________________________________


                             BANKBOSTON, N.A., as a U.S. Bank


                             By___________________________________________
                             Title________________________________________


                             COMERICA BANK, as a U.S. Bank


                             By___________________________________________
                             Title________________________________________


                             FLEET BANK, N.A., as a U.S. Bank


                             By___________________________________________
                             Title________________________________________


                             HARRIS TRUST AND SAVINGS BANK, as a U.S. Bank


                             By___________________________________________
                             Title________________________________________


                             THE BANK OF NOVA SCOTIA, as a U.S. Bank


                             By___________________________________________
                             Title________________________________________

                             UNION BANK OF CALIFORNIA, N.A., as a U.S. Bank


                             By___________________________________________
                             Title________________________________________


                             CIBC INC., as a U.S. Bank


                             By___________________________________________
                             Title________________________________________


                             LASALLE BANK NATIONAL
                             ASSOCIATION, as a U.S. Bank


                             By___________________________________________
                             Title________________________________________


                             CITICORP DEL-LEASE, INC., as a U.S. Bank


                             By___________________________________________
                             Title________________________________________


                             ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG-NEW YORK, as a U.S. Bank


                             By___________________________________________
                             Title________________________________________

                             CITY NATIONAL BANK, as a U.S. Bank


                             By___________________________________________
                             Title________________________________________


                             FUJI BANK, LIMITED, as a U.S. Bank

                             By___________________________________________
                             Title________________________________________


                             BANKERS TRUST COMPANY, as a U.S. Bank

                             By___________________________________________
                             Title________________________________________


                             WELLS FARGO BANK, N.A., as a U.S. Bank

                             By___________________________________________
                             Title________________________________________